U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 31, 2013

OCTAGON 88 RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-53560	26-2793743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Hochwachtstrasse 4 Steinhausen CH	6312
(Address of principal executive offices)	(Zip Code)

41 79 237 62 18
(Issuer's Telephone Number)

Zeglistrasse 30, Englberg, Switzerland
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

On March 31, 2013, Mr. Gordon Taylor tendered his resignation as a Director of Octagon 88 Resources, Inc. (the “Company”).  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Section 8 - Other Events

Item 8.01 Other Event

On April 8, 2013, the Company announced the results of the Bluesky/Gething Cores as analyzed by AGAT Laboratory.   A copy of the press release is appended as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

99.1	Press Release disseminated April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Octagon 88 Resources, Inc.

Dated: April 8, 2013	By:	/s/ Guido Hilekes
Guido Hilekes, President